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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                 AMENDMENT NO. 1

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2000

                        Commission File Number 000-27548

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                          LIGHTPATH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


                 Delaware                                       86-0708398
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    (State or other jurisdiction of                               (I.R.S.
 Employer incorporation or organization)                     Identification No.)


     6820 Academy Parkway East, NE
       Albuquerque, New Mexico                                      87109
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(Address of principal executive offices)                          (Zip Code)


                                 (505) 342-1100
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               (Registrant's telephone number, including area code)

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                          LIGHTPATH TECHNOLOGIES, INC.
                                  FORM 8-K/A-1

     LightPath Technologies, Inc. hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on October 3, 2000 (the "Form 8-K") as set forth in the pages attached hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of the Businesses Acquired.

          The audited financial statements of Geltech, Inc. are attached as
          Exhibit 99.2. The interim unaudited financial statements of Geltech, Inc. are attached as Exhibit 99.3.

     (b)  Pro Forma Financial Information.

          The unaudited pro forma consolidated financial statements of LightPath Technologies, Inc. are attached as Exhibit 99.4.

     (c)  Exhibits.

          Exhibit                     Description
          -------                     -----------
            2.1 Merger Agreement, dated August 9, 2000, by and among LightPath Technologies, Inc., Geltech, Inc. and LPI Two Merger Corp. (2)

            2.2 First Amendment to Merger Agreement, dated September 20, 2000, by and among LightPath Technologies, Inc., Geltech, Inc. and LPI Two Merger Corporation (2)

            23.1    Consent of Ernst & Young LLP (1)

            99.1    Press release issued September 22, 2000 (2)

            99.2    Financial statements of Geltech, Inc. (1)

            99.3    Interim Financial statements of Geltech, Inc. (1)

            99.4 Pro Forma financial statements of LightPath Technologies, Inc. (1)

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(1)  Filed herewith.
(2)  Filed on Form 8-K dated October 3, 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                        LIGHTPATH TECHNOLOGIES, INC.


                                        By: /s/ Donna Bogue      October 5, 2000
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                                            Donna Bogue
                                            CFO and Treasurer

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                                  EXHIBIT INDEX

Exhibit Number                     Description
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     23.1        Consent of Ernst & Young LLP

     99.2        Financial statements of Geltech, Inc.

     99.3        Unaudited Financial statements of Geltech, Inc.

     99.4        Pro Forma financial statements of LightPath Technologies, Inc.